Litigation	12 Months Ended
Dec. 31, 2024
Litigation [Abstract]
Litigation	Litigation
The Group was involved in four litigations (all now dismissed) in the United States adverse to AbbVie arising out of the development of Alvotech’s AVT02 product, and the filing of a biologics license application with the U.S. Food and Drug Administration seeking regulatory approval (the “AbbVie Litigations”).
Alvotech entered into the AbbVie U.S. Agreement with AbbVie Inc. and AbbVie Biotechnology Ltd with respect to AVT02 for the U.S. market. Pursuant to the settlement component of the AbbVie U.S. Agreement, the parties agreed to stipulate to the dismissal of all claims, counterclaims and potential claims in the four U.S. litigations, with each party to bear its own fees and costs. The parties further agreed to release each other from certain claims and demands.
The Group incurred approximately $0.0 million, $0.0 million, and $8.7 million in legal expenses during the years ended 31 December 2024, 2023, and 2022, respectively, in preparation for, and/or in relation to, these litigations. Aside from this matter, the Group is not currently a party to any material litigation or similar matters.